                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 SYNOPSYS, INC.
                                 --------------
                (Name of Registrant as Specified In Its Charter)

                        -------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 27, 1998

                            ------------------------

To the Stockholders of Synopsys, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Synopsys, Inc., a Delaware corporation (the "Company"), will be held on Friday, February 27, 1998, at 4:00 p.m., local time, at the Company's principal executive offices at 700 East Middlefield Road, Mountain View, California 94043, for the following purposes:

          1. To elect seven directors to serve for the ensuing year or until their successors are elected.

          2. To approve an amendment to the Company's Employee Stock Purchase Plan and International Employee Stock Purchase Plan (the "Plans") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,400,000 shares.

          3. To approve amendments to the Company's 1994 Non-Employee Directors Stock Option Plan to (i) increase the number of options to purchase shares of Common Stock granted to non-employee directors who are re-elected to the Board of Directors (the "annual option grant") from 8,000 shares per year to 10,000 shares per year; (ii) provide an annual option grant to newly-elected or newly-appointed directors; (iii) provide an annual grant of options to purchase 5,000 shares of Common Stock as compensation for service on selected committees of the Board of Directors (a "committee-service grant"), subject to a limit of two such grants per non-employee director per year; and (iv) provide that annual option grants and committee-service grants vest immediately prior to the first Annual Meeting following the date of grant.

          4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for fiscal year 1998.

          5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on January 8, 1998 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy (the "Proxy") as promptly as possible in the envelope enclosed. Any stockholder attending the meeting may vote in person even if he or she has previously returned a Proxy.

                                   Sincerely,

                                   /s/ HARVEY C. JONES, JR.

                                   Harvey C. Jones, Jr.
                                   Chairman of the Board

Mountain View, California
January 20, 1998

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                      LOGO

                           700 EAST MIDDLEFIELD ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94043
                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 27, 1998
                            ------------------------

                              GENERAL INFORMATION

     The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors of Synopsys, Inc., a Delaware corporation ("Synopsys" or the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on February 27, 1998 at the Company's principal executive offices, 700 East Middlefield Road, Mountain View, California 94043.

     These proxy solicitation materials were mailed on or about January 20, 1998 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The cost of soliciting Proxies will be borne by the Company. The Company has retained the services of Beacon Hill Partners, Inc. to assist in the solicitation of Proxies, for which it will receive a fee from the Company of approximately $4,000 plus out-of-pocket expenses. In addition, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. The Company will furnish copies of solicitation material to such brokerage houses and other representatives. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telecopy or telegram. Except as described above, the Company does not presently intend to solicit Proxies other than by mail.

REVOCABILITY OF PROXIES

     Any person giving a Proxy has the power to revoke it at any time before its use by delivering to the Company's principal executive offices a written notice of revocation or a duly executed Proxy bearing a later date. The Proxy may also be revoked by attending the Annual Meeting and voting in person.

RECORD DATE, VOTING AND SHARE OWNERSHIP

     Stockholders of record on January 8, 1998 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 64,770,059 shares of the Company's common stock, $.01 par value ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding.

     Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder of record as of the close of business on January 8, 1998. The holders of a majority of the shares issued and outstanding, represented in person or by Proxy, shall constitute a quorum. All valid Proxies received before the meeting will be exercised. All shares represented by a Proxy will be voted, and where a stockholder specifies by means of his or her Proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the Proxy, the shares will be voted in favor of the proposal. A stockholder who abstains on any or all matters will be deemed present at the meeting for purposes of determining whether a quorum is present and the total number of votes cast with respect to a proposal (other than votes cast for the election of directors), but will be deemed not to have voted in favor of the particular matter (or matters) as to which the stockholder has abstained. In the event a nominee (such as a brokerage firm) that is holding shares for a beneficial owner does not receive instructions from such beneficial owner as to how to vote those shares on a proposal and does not have discretionary authority to vote on such proposal, then the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such proposal (a so-called "broker non-vote").

NOTE REGARDING SHARE-RELATED DATA

     On September 8, 1995, the Company effected a two-for-one stock split in the form of a stock dividend. All references to numbers of shares appearing in this Proxy Statement have been adjusted to reflect such stock dividend.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than five and not more than eight persons; within that range, the Board has set the number of directors at seven persons. At the Annual Meeting, seven directors are to be elected to serve until the Company's next Annual Meeting or until their successors are elected and qualified. The Board of Directors has selected seven nominees, six of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them FOR the nominees named below. The seven candidates receiving the highest number of affirmative votes of the shares represented and voting on this proposal at the Annual Meeting will be elected directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

NOMINEES

     Set forth below is information regarding the nominees, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they were selected as directors or nominees and their ages as of December 31, 1997.

                                                                             YEAR FIRST
                                  NAME                            AGE     ELECTED DIRECTOR
        --------------------------------------------------------  ----    ----------------
        Harvey C. Jones, Jr.....................................    44         1988
        Aart J. de Geus.........................................    43         1986
        Chi-Foon Chan...........................................    48           *
        Deborah A. Coleman......................................    45         1995
        William W. Lattin.......................................    57         1995
        A. Richard Newton.......................................    46       1987;1995
        Steven C. Walske........................................    45         1991

---------------

* Standing for election for the first time at the Annual Meeting.

BACKGROUND OF DIRECTORS

     HARVEY C. JONES, JR. has served as Chairman of the Board since December 1992. Mr. Jones joined Synopsys in December 1987, serving as President through December 1992 and as Chief Executive Officer until January 1994. After 10 years of distinguished service, Mr. Jones resigned as an employee of the Company on December 15, 1997 and has informed the Board that he will not stand for reelection as Chairman after the Annual Meeting. Prior to joining Synopsys, Mr. Jones served as President and Chief Executive Officer of Daisy Systems Corporation, a company he co-founded in 1981. From 1974 to 1981, Mr. Jones was employed by Calma Company where his last position was Vice President, Business Development. Mr. Jones holds a B.S. in mathematics and computer sciences from Georgetown University and an M.S. in management from the Massachusetts Institute of Technology. Mr. Jones is a Director of Remedy Corporation, a developer of client-server software.

     DR. AART J. DE GEUS co-founded Synopsys and currently serves as President and Chief Executive Officer. From the inception of Synopsys in December 1986, he has held a variety of positions ranging from Senior Vice President of Engineering to Senior Vice President of Marketing. From 1986 to 1992, Dr. de Geus served as Chairman of the Board. He has served as President since 1992 and has held the additional title of Chief Executive Officer since January 1994. He has served as a Director since 1986. From 1982 to 1986, Dr. de Geus was employed by General Electric Corporation, where he was the Manager of the Advanced Computer-Aided Engineering Group. Dr. de Geus holds an M.S.E.E. from the Swiss Federal Institute of Technology in Lausanne, Switzerland and a Ph.D. in electrical engineering from Southern Methodist University.

     DR. CHI-FOON CHAN joined Synopsys as the Vice President of Application Engineering & Services in May 1990. Since September 1996 he has served as Executive Vice President, Office of the President and since April 1997 he has served as Chief Operating Officer. From February 1994 until April 1997 he served as Senior Vice President, Design Tools Group and from October 1996 until April 1997 as Acting Senior Vice President, Design Reuse Group. Prior to February 1994, Dr. Chan served as Vice President, Engineering and General Manager, DesignWare Operations. From March 1987 to May 1990, Dr. Chan was employed by NEC Electronics, where his last position was General Manager, Microprocessor Division. From 1977 to 1987, Dr. Chan held a number of senior engineering positions at Intel Corporation. Dr. Chan holds an M.S. and Ph.D. in computer engineering from Case Western Reserve University.

     DEBORAH A. COLEMAN has been a Director of Synopsys since November 1995. Ms. Coleman has been Chairman and Chief Executive Officer of Merix Corporation, a manufacturer of printed circuit boards, since May 1994, when it was spun off from Tektronix, Inc., and has been President since March 1997. Ms. Coleman joined Merix from Tektronix, a diversified electronics corporation, where she served as Vice President of Materials Operations, responsible for worldwide procurement, distribution, component engineering and component manufacturing operation. Prior to joining Tektronix in November 1992, Ms. Coleman was with Apple Computer, Inc. for eleven years, where she held several executive positions, including Chief Financial Officer, Chief Information Officer and Vice President of Operations. She is a Director of Applied Materials, a manufacturer of fabrication equipment.

     DR. WILLIAM W. LATTIN is an Executive Vice President of Synopsys and has been a Director of Synopsys since July 1995. Dr. Lattin joined Synopsys in February 1994 in connection with Synopsys' merger with Logic Modeling Corporation ("LMC"). He has served as Executive Vice President since July 1995. From October 1994 to July 1995 he served as Senior Vice President, Corporate Marketing, and from February 1994 until October 1994 as Senior Vice President, Logic Modeling Group. From December 1992 to February 1994, Dr. Lattin served as President, Chief Executive Officer and Director of LMC, and from May 1992 to December 1992 he served as Chairman of the Board and Chief Executive Officer of LMC. From 1986 to 1992, Dr. Lattin served as Chairman of the Board of Directors, President and Chief Executive Officer of Logic Automation Inc., a predecessor of LMC. Dr. Lattin holds a B.S.E.E. and an M.S.E.E. from the University of California at Berkeley, and a Ph.D. in electrical engineering from Arizona State University. Dr. Lattin is a Director of RadiSys Corporation, a supplier of embedded computers, as well as a Trustee of the Oregon Graduate Institute.

     DR. A. RICHARD NEWTON has been a Director of Synopsys since January 1995. Previously, Dr. Newton was a Director of Synopsys from January 1987 to June 1991. Dr. Newton has been a Professor of Electrical Engineering and Computer Sciences at the University of California at Berkeley since 1979. Since 1988, Dr. Newton has acted as a Venture Partner with Mayfield Fund, a venture capital organization. From November 1994 to July 1995, he was acting President and Chief Executive Officer of Silicon Light Machines, a private company which is developing display systems based on the application of micromachined silicon light-valves.

     STEVEN C. WALSKE has been a Director of Synopsys since December 1991. Mr. Walske has been Chairman and Chief Executive Officer and a Director of Parametric Technology Corporation, a supplier of software products for mechanical computer-aided engineering, since August 1994. From December 1986 to July 1994, Mr. Walske was President and Chief Executive Officer of Parametric. Mr. Walske is a Director of Videoserver, Inc., a supplier of network conference servers, and Object Design Inc., which makes object data management software.

     There are no family relationships among any executive officers, directors or persons chosen or nominated to become executive officers or directors of the Company.

BOARD COMMITTEES AND MEETINGS

     During fiscal year 1997, the Board of Directors held six meetings and acted by unanimous written consent on one occasion. During such year the Board of Directors had an Audit Committee and a Compensation Committee and an Executive Committee.

     During fiscal year 1997, the Audit Committee consisted of two directors, Ms. Coleman and Dr. Newton, each of whom served on the Committee for the entire fiscal year. Dr. Newton resigned from the Committee on October 15, 1997. As of the date of this Proxy Statement a successor has not been appointed. The Audit Committee is primarily responsible for reviewing the Company's quarterly results prior to their release to the public, approving the services performed by the Company's independent auditors and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. The Audit Committee held three meetings during the last fiscal year.

     During fiscal year 1997, the Compensation Committee consisted of three directors, Mr. Walske, Dr. Newton and Ms. Coleman, each of whom served on the Committee for the entire fiscal year. Dr. Newton resigned from the Committee on October 15, 1997. As of the date of this Proxy Statement a successor has not been appointed. The Compensation Committee is primarily responsible for reviewing and approving the Company's general compensation policies, setting compensation levels for the Company's executive officers and administering the 1992 Plan, Employee Stock Purchase Plan, International Employee Stock Purchase Plan and 401(k) Savings Plan. The Committee held four meetings during fiscal year 1996 and acted by unanimous written consent on two occasions.

     The Company currently has no standing nominating committee. Nominations for election of directors at the Annual Meeting were made by the full Board of Directors of the Company.

     During fiscal year 1997, all directors attended 100% of the meetings of the Board of Directors and Committees of the Board on which they served.

DIRECTORS' COMPENSATION

     During fiscal year 1997, each non-employee Board member was paid $3,000 plus certain expenses for each Board Meeting attended. Board members received no compensation for attending meetings of Board Committees. Effective for fiscal year 1998, each non-employee member of the Board will be paid an annual retainer of $8,000, and will be paid $1,000 for each Board or Board Committee meeting attended, plus expenses.

     In addition, non-employee Board members receive automatic option grants under the 1994 Non-Employee Directors Stock Option Plan (the "Directors Plan"). As of the date of this Proxy four non-employee Board members were eligible to participate in the Directors Plan. Under the Directors Plan, each eligible non-employee Board member is automatically granted, at the time of his or her initial election or appointment to the Board (unless such member was previously an employee of the Company), a non-statutory option to purchase 20,000 shares of Common Stock. On the date of each annual stockholders meeting each individual re-elected as a non-employee Board member at the annual meeting is automatically granted a non-statutory option to purchase 8,000 shares of Common Stock (an "annual option grant").

     Proposal Three on the Proxy, as described in this Proxy Statement, amends the Directors Plan in the following ways: (i) the annual option grant to re-elected non-employee Board members would be increased to 10,000 shares; (ii) the annual option grant would be provided to newly-elected and newly-appointed non-employee Board members (prorated, in the case of directors appointed by the Board during the year, to reflect the number of months from the date of appointment remaining until the next Annual Meeting); and (iii) non-employee Board members would receive an annual grant of options to purchase 5,000 shares of Common Stock as compensation for service on selected committees of the Board of Directors, prorated to reflect the number of months from the date of appointment to such a committee until the next Annual Meeting (a "committee-service grant"), and subject to a limit of two committee service grants per non-employee Board member per year.

     A total of 250,000 shares has been reserved for issuance under the Directors Plan, of which 156,000 shares are reserved for issuance in respect of options that have yet to be issued. The exercise price per share of Common Stock subject to each option grant is equal to one hundred percent (100%) of the fair market value per share on the grant date. The options have a maximum term of 10 years, measured from the grant date, subject to earlier termination upon cessation of service as a director.

     Options granted under the Directors Plan are immediately exercisable for shares, but any shares purchased are subject to repurchase by the Company at the exercise price until the recipient's right in such shares vests. The initial automatic grant for 20,000 shares made to each non-employee Board member vests, and the Company's repurchase right relating thereto lapses, in a series of four successive equal installments on the date immediately prior to each of the first four annual meetings of stockholders following the grant date of that option, provided the optionee continues in Board service through each such vesting date. Each annual option grant vests in full, and the Company's repurchase right relating thereto lapses, on the date immediately prior to the fourth annual meeting of stockholders following the grant date of that option, provided the optionee continues in Board service through such vesting date. Proposal Three on the Proxy, as described in this Proxy Statement, shortens the vesting period for the annual option grants. Such Proposal provides that annual option grants and committee-service grants vest immediately prior to the first Annual Meeting following the date of grant.

     Notwithstanding the preceding paragraph, options granted under the Directors Plan automatically vest upon the occurrence of certain corporate transactions, including certain mergers or changes in control of the Company or the sale of all or substantially all of the Company's assets. In the event of a hostile tender offer for securities possessing more than 50% of the Company's outstanding voting power, options granted under the Directors Plan and held for more than six months may be surrendered for a cash distribution equal to the excess of the tender offer price over the exercise price of the options.

     During fiscal year 1997, Mr. Walske, Dr. Newton and Ms. Coleman each received automatic grants of options to purchase 8,000 shares of Common Stock on February 28, 1997, at an exercise price of $35.70. In connection with the 1998 Annual Stockholders Meeting, and subject to shareholder approval of Proposal Three, Mr. Jones, Mr. Walske, Dr. Newton and Ms. Coleman each will receive automatic grants of options to purchase 10,000 shares of Common Stock.

     During fiscal year 1997, Dr. Newton provided consulting services to the Company, for which he was paid $50,000 in fiscal year 1998. Under the Company's agreement with Dr. Newton, at the Company's request, Dr. Newton provides advice as to industry and competitive developments and market conditions. In October 1997 the Company and Dr. Newton entered into a revised agreement pursuant to which Dr. Newton may be paid up to $120,000 for consulting services provided during fiscal year 1998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of December 8, 1997 by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock on that date, (ii) each director and each person nominated to become a director of the Company, (iii) each of the executive officers named in the "Executive Compensation -- Summary Compensation Table" on page 7 (the "Named Executive Officers") and (iv) all directors and current executive officers as a group.

                                                                    SHARES OF COMMON STOCK
                                                                      BENEFICIALLY OWNED
                                                                  --------------------------
                                                                                  PERCENTAGE
                    NAME OF BENEFICIAL OWNER(1)                    NUMBER         OWNERSHIP
    ------------------------------------------------------------  ---------       ----------
    FMR Corp. ..................................................  5,813,500(2)       9.0%
      82 Devonshire Street
      Boston, Massachusetts 02109
    T. Rowe Price...............................................  5,771,613(3)       8.9%
      100 East Pratt Street
      Baltimore, Maryland 21202
    Massachusetts Financial Services Company....................  5,542,653(3)       8.6%
      500 Boylston Street, 15th Floor
      Boston, Massachusetts 02116
    J. & W. Seligman Co., Incorporated .........................  3,954,249(3)       6.1%
      100 Park Avenue
      New York, New York 10017
    Chi-Foon Chan...............................................     98,547(4)       *
    Deborah A. Coleman..........................................     33,000(5)       *
    Aart J. de Geus.............................................    503,473(6)       *
    Harvey C. Jones, Jr.........................................    153,622(7)       *
    William W. Lattin...........................................    196,108(8)       *
    Paul Lippe..................................................     37,996(9)       *
    A. Richard Newton...........................................     33,078(10)      *
    Robert Russo................................................     24,582(11)      *
    Steven C. Walske............................................     28,200(12)      *
    Sang Wang...................................................    342,480(13)      *
    All directors and executive officers as a group
      (19 persons)..............................................  2,050,112(14)      3.2%

---------------

  *  Less than 1%.

 (1) The persons named in the table above have sole voting and investment power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Unless otherwise indicated, the business address of each of the beneficial owners listed is 700 East Middlefield Road, Mountain View, California 94043.

 (2) Based solely upon the information contained in a Schedule 13G filed by FMR Corp. on behalf of itself and certain of its affiliates with the Securities and Exchange Commission (the "Commission") on October 9, 1997. FMR Corp. and such affiliates have shared voting power with respect to 416,900 such shares and no voting power with respect to the remainder of such shares.

 (3) Based on information that the Company believes to be correct as of September 1997, but that is not reflected in filings with the Commission. The Company does not know the extent to which voting or dispositive power with respect to such shares is shared. Does not include shares of the Company's Common Stock, if any, received by the beneficial owner pursuant to the acquisition of Viewlogic Systems, Inc. by the Company on December 4, 1997.

 (4) Includes options to purchase 92,124 shares of Synopsys Common Stock exercisable by Dr. Chan within 60 days of December 8, 1997.

 (5) Includes options to purchase 33,000 shares of Synopsys Common Stock exercisable by Ms. Coleman within 60 days of December 8, 1997.

 (6) Includes options to purchase 177,250 shares of Synopsys Common Stock exercisable by Dr. de Geus within 60 days of December 8, 1997. Excludes 11,000 shares held by Dr. de Geus' spouse and for which he disclaims beneficial ownership.

 (7) Includes options to purchase 101,025 shares of Synopsys Common Stock exercisable by Mr. Jones within 60 days of December 8, 1997.

 (8) Includes options to purchase 94,259 shares of Synopsys Common Stock exercisable by Dr. Lattin within 60 days of December 8, 1997.

 (9) Includes options to purchase 31,996 shares of Synopsys Common Stock exercisable by Mr. Lippe within 60 days of December 8, 1997.

(10) Includes options to purchase 33,000 shares of Synopsys Common Stock exercisable by Dr. Newton within 60 days of December 8, 1997.

(11) Includes options to purchase 23,020 shares of Synopsys Common Stock exercisable by Mr. Russo within 60 days of December 8, 1997.

(12) Includes options to purchase 28,000 shares of Synopsys Common Stock exercisable by Mr. Walske within 60 days of December 8, 1997.

(13) Includes options to purchase 24,304 shares of Synopsys Common Stock exercisable by Dr. Wang within 60 days of December 8, 1997.

(14) Includes options to purchase 1,049,800 shares of Synopsys Common Stock exercisable by directors and executive officers within 60 days of December 8, 1997. Excludes 11,000 shares held by Dr. de Geus' spouse, and for which he disclaims beneficial ownership, and 9,725 shares held by the spouse and children of another executive officer (not a Named Executive Officer), for which he disclaims beneficial ownership.

EXECUTIVE COMPENSATION

  Executive Compensation and Other Matters

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers whose compensation for fiscal year 1997 exceeded $100,000 (the "Named Executive Officers"), for services rendered in all capacities to the Company during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                 ANNUAL COMPENSATION             -------------
                                        --------------------------------------    SECURITIES
                                                                  OTHER ANNUAL      AWARDS        ALL OTHER
                                                                  COMPENSATION    UNDERLYING     COMPENSATION
      NAME AND POSITIONS         YEAR   SALARY($)   BONUS($)(1)    ($)(1)(2)      OPTIONS (#)       ($)(3)
-------------------------------  ----   ---------   -----------   ------------   -------------   ------------
Aart J. de Geus................  1997    299,231      200,363             --        200,000          1,870
  President and Chief            1996    260,000      240,000             --        120,000          2,517
  Executive Officer              1995    230,000      190,277             --             --          1,488
Chi-Foon Chan..................  1997    281,914      144,441             --        165,000(4)       2,494
  Chief Operating Officer        1996    224,138      153,930             --         35,000(5)       3,122
                                 1995    200,000      146,199             --         24,000          2,082
Robert Russo...................  1997    191,327      160,188        231,600         82,000(6)       3,144
  Senior Vice President,         1996    145,000       98,695        234,659         15,000          2,902
  Sales and Services for         1995    130,000       15,156         93,448          6,000          2,198
  the Americas and Europe
Harvey C. Jones, Jr............  1997    241,379      232,113             --         16,000          2,061
  Chairman of the Board          1996    241,379           --             --         50,000          2,061
                                 1995    230,000       50,277             --             --          1,686
Paul Lippe.....................  1997    194,750      118,717             --         65,000(7)       1,870
  Sr. Vice President,            1996    165,000       81,789             --         17,000          2,505
  Business and Market            1995    152,000       78,771             --         16,000          1,460
  Development, and Secretary

---------------

(1) Includes amounts paid in the subsequent fiscal year in respect of services rendered (or, in the case of commissions, orders booked) during the fiscal year for which information is provided.

(2) "Other Annual Compensation" includes the following: (i) commissions of $224,677, $227,182, and $86,248 earned by Mr. Russo for fiscal years 1997, 1996 and 1995, respectively, and (ii) car allowances of $6,923, $7,477 and $7,200 paid to Mr. Russo for fiscal years 1997, 1996 and 1995, respectively.

(3) Amounts in this column reflect premiums paid for group term life insurance and Synopsys 401(k) contributions.

(4) Includes options to purchase 75,000 shares which were granted in fiscal years 1996 and 1997 and canceled and regranted in fiscal year 1997 in connection with an option repricing. See "-- Stock Option Grants."

(5) Options granted in fiscal year 1996 were canceled and regranted in fiscal year 1997.

(6) Includes options to purchase 12,000 shares which were canceled and regranted in fiscal year 1997 in connection with an option repricing. See "-- Stock Option Grants."

(7) Includes options to purchase 20,000 shares which were canceled and regranted in fiscal year 1997 in connection with an option repricing. See "-- Stock Option Grants."

       Stock Option Grants

     The following table sets forth further information regarding individual grants of options for Synopsys' Common Stock during fiscal 1997 for each of the Named Executive Officers. All grants for each of the Named Executive Officers were made pursuant to Synopsys' 1992 Stock Option Plan (the "1992 Plan"). In accordance with the rules of the Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 0%, 5%, and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of Synopsys Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved. No stock appreciation rights were granted to such officers during fiscal 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            PERCENT OF                                 POTENTIAL REALIZED VALUE AT
                                           TOTAL OPTIONS                                 ASSUMED ANNUAL RATES OF
                         NUMBER OF          GRANTED TO                                 STOCK PRICE APPRECIATION FOR
                         SECURITIES        EMPLOYEES IN     EXERCISE OR                      OPTION TERM ($)
                     UNDERLYING OPTIONS     FISCAL 1997     BASE PRICE    EXPIRATION   ----------------------------
       NAME              GRANTED(1)           (%)(2)         ($/SHARE)       DATE      0%        5%         10%
-------------------  ------------------   ---------------   -----------   ----------   ---   ----------  ----------
Aart J. de Geus....        150,000              2.33          35.5000        9/04/07     0    3,348,864   8,486,679
                            50,000              0.78          44.6250       10/03/06     0    1,403,221   3,556,038
Chi-Foon Chan......         60,000              0.93          35.5000        9/04/07     0    1,339,546   3,394,671
                            75,000(3)           1.16          28.1875        4/28/07     0    1,329,523   3,369,272
                            30,000              0.47          35.6250        7/02/07     0      672,131   1,703,312
Robert Russo.......         40,000              0.62          35.5000        9/04/07     0      893,030   2,263,114
                            12,000(3)           0.19          28.1875        4/28/07     0      212,724     539,083
                            30,000              0.47          35.6250        7/02/07     0      672,131   1,703,312
Harvey C. Jones,
  Jr...............         16,000              0.25          44.6250       10/30/06     0      449,031   1,137,932
Paul Lippe.........         30,000              0.47          35.5000        9/04/07     0      669,773   1,697,336
                            20,000(3)           0.31          28.1875        4/28/07     0      354,539     898,473
                            15,000              0.23          35.6250        7/02/07     0      336,066     851,656

---------------

(1) These options become exercisable ratably in a series of monthly installments over a four-year period from the grant date, assuming continued service to Synopsys, subject to acceleration under certain circumstances involving change in control of Synopsys. Each option has a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of service.

(2) Based on aggregate options to acquire 6,438,452 shares of Synopsys Common Stock granted in fiscal 1997, including certain options which were subsequently canceled and regranted for an equivalent number of shares in connection with an option repricing.

(3) Represents option canceled and regranted for an equivalent number of shares in connection with an option repricing.

     The following table sets forth certain information regarding the participation of each of the Named Executive Officers in the Company's repricing of options during the past ten years:

                           TEN-YEAR OPTION REPRICING

                                                                                                         LENGTH OF
                                                                                                      ORIGINAL OPTION
                                                  NUMBER OF                                                TERM
                                                 SECURITIES   MARKET PRICE    EXERCISE                 REMAINING AT
                                                 UNDERLYING   OF STOCK AT     PRICE AT                    DATE OF
                                                   OPTIONS      TIME OF        TIME OF        NEW      REPRICING OR
                                                 REPRICED OR  REPRICING OR  REPRICING OR   EXERCISE      AMENDMENT
          NAME AND POSITION             DATE       AMENDED     AMENDMENT    AMENDMENT ($)  PRICE ($)     (MONTHS)
-------------------------------------  -------   -----------  ------------  -------------  ---------  ---------------
Aart J. de Geus......................  4/28/97           0            --            --           --            --
  President and Chief Executive
    Officer
Chi-Foon Chan........................  4/28/97      35,000       28.1875       35.5000      28.1875           102
  Chief Operating Officer                           40,000       28.1875       44.6250      28.1875           114
Robert Russo.........................  4/28/97      10,000       28.1875       45.3125      28.1875           114
  Senior Vice President, Sales and     4/28/97       2,000       28.1875       34.5000      28.1875           118
  Services for the Americas and
    Europe
Harvey C. Jones, Jr..................  4/28/97           0            --            --           --            --
  Chairman of the Board of Directors
Paul Lippe...........................  4/28/97      20,000       28.1875       44.6250      28.1875           114
  Senior Vice President, Business and
    Market Development, and Secretary

  Option Exercises and Year-End Values

     The following table sets forth, for each of the Named Executive Officers, each exercise of stock options during fiscal year 1997 and the year-end value of unexercised options.

     No stock appreciation rights were exercised during such fiscal year by the Named Executive Officers, and no stock appreciation rights were outstanding at the end of the fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED             IN-THE-MONEY
                              SHARES                            OPTIONS AT FY-END         OPTIONS AT FY-END: ($)(2)
                             ACQUIRED         VALUE        ---------------------------   ---------------------------
           NAME             ON EXERCISE   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------  -----------   --------------   -----------   -------------   -----------   -------------
Aart J. de Geus...........         --               --       128,916        277,084        1,753,078     1,696,484
Chi-Foon Chan.............     55,000        1,790,095        79,166        173,334        1,924,731     1,618,813
Robert Russo..............     28,200          676,283         9,817         94,448          108,879       686,282
Harvey C. Jones, Jr.......         --               --        79,149         62,251        1,564,029       662,946
Paul Lippe................      6,000          128,394        21,986         81,564          352,980       695,476

---------------

(1) Market value at exercise less aggregate exercise price.

(2) Market value of underlying securities at September 27, 1997 (based on a closing price of $41.00 per share) less the aggregate exercise price.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT ARRANGEMENTS AND CHANGE OF CONTROL AGREEMENTS

     Under the 1992 Plan, in the event of certain changes in the ownership or control of the Company involving a "Corporate Transaction," which includes an acquisition of the Company by merger or asset sale, all outstanding options under the 1992 Plan will automatically become exercisable, unless the option is assumed by the successor corporation (or parent thereof) or replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof).

     In addition, in the event of a successful hostile tender offer for more than 50% of the Company's outstanding Common Stock or a change in the majority of the Board as a result of one or more contested elections for Board membership, the Compensation Committee has the authority to provide for the acceleration of vesting of the shares of Common Stock subject to outstanding options under the 1992 Plan.

     Synopsys has entered into Employment Agreements, effective October 1, 1997, with its President and Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. Each Employment Agreement provides that if the executive is terminated involuntarily other than for cause within 24 months of a change of control, (a) the executive will be paid an amount equal to two times the sum of the executive's annual base pay plus target cash incentive, plus the cash value of the executive's health benefits for the next 18 months and (b) all stock options held by the executive will immediately vest in full. If the executive is terminated involuntarily other than for cause in any other situation, the executive will receive a cash payment equal to the sum of the executive's annual base pay for one year plus target cash incentive for such year, plus the cash value of the executive's health benefits for twelve months. The terms "involuntary termination," "cause" and "change of control" are defined in the Employment Agreement.

REPORTS OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS

     The following is the report of the Compensation Committee of the Board of Directors describing the compensation policies, and the rationale therefor, with respect to the compensation paid to the Company's executive officers for fiscal year 1997 and a report of the Board of Directors describing the Company's option repricing and the rationale therefor.

Executive Compensation

  Purpose of the Compensation Committee

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for determining compensation levels for the executive officers for each fiscal year based upon a consistent set of policies and procedures.

  Committee Structure

     During fiscal year 1997 the Committee was made up of three independent, non-employee members of the Board of Directors, Steven C. Walske, Ms. Deborah Coleman, and Dr. A. Richard Newton, each of whom served as members of the Committee for the full year. The Committee met during the first quarter of the fiscal year to set executive officer salaries and bonus plans.

  Objectives of the Compensation Program

     The objectives of the compensation program as established by the Committee are: (1) to provide a means for the Company to attract and retain high-quality executives; (2) to tie executive compensation directly to the Company's business and performance objectives; and (3) to reward outstanding individual performance that contributes to the long-term success of the Company.

  Elements of Compensation

     Each executive officer's compensation package is comprised of three elements: (1) base compensation, which reflects individual performance and is designed primarily to be competitive with salary levels in a comparative group;
(2) variable compensation payable in cash and tied to the achievement of financial performance goals and specific individual performance objectives established by the Chief Executive Officer for his direct reports, and by the Committee for the Chief Executive Officer and the Chairman of the Board; and (3) long-term stock-based incentive compensation, which rewards Company growth and increased stockholder value.

     Base Compensation. The base compensation for each executive officer is determined using an analysis of competitive salary ranges provided by an independent compensation survey firm which focuses on software and related companies similar in size and business that compete with Synopsys in the recruitment and retention of senior personnel.

     For purposes of the stock price performance graph which appears later in this Proxy Statement, the Company has selected the S&P Technology Sector Index as the industry index. Some of the companies which the Committee surveyed as part of the peer group for comparative compensation purposes are included in that index. The S&P Technology Sector Index also includes a significant number of companies that are of greater size than the Company, that participate in different industries than the Company or are located in different regions from the Company, and use of index companies alone would have incorrectly affected compensation comparisons. Therefore, the Committee selected additional companies to survey from the Radford Survey of competitive salaries in the high technology sector, and focused primarily on whether those companies were actually competitive with the Company in seeking executive talent. Consequently, the additional companies included in the compensation comparison survey are not necessarily included in the S&P Technology Sector Index.

     The Committee considered the following factors in determining base compensation: (1) salary levels for comparable positions in the compensation comparison group; (2) each executive's past performance relative to corporate, business group (if applicable) and individual objectives; and (3) each executive's responsibility level and financial and strategic objectives for the subsequent year. In general, the total cash compensation for the executive officers of the Company for fiscal year 1997 was at or below the mean total cash compensation for executive officers at companies in the compensation comparison group with which the Company competes for talent.

     Variable Compensation. The Company's fiscal year 1997 bonus plan provided for incentive bonus compensation to all officers and a number of key employees based on the achievement of specific performance targets established at the beginning of the fiscal year relating to accepted orders, revenue and operating margin for the Company as a whole and, for officers and employees in business groups, contribution margin. Individual performance goals also were established. An executive officer may receive additional compensation based on a qualitative assessment of his or her performance by the Chief Executive Officer, in consultation with the Board of Directors. For fiscal year 1997, a bonus formula was established such that achievement of planned levels of accepted orders, revenue, operating margin and, where applicable, contribution margin would result in a specified bonus level. For performance levels over or under plan, the bonus compensation amount would increase or decrease proportionately. For fiscal year 1997, accepted orders, revenue and operating margin all were below the established targets, and contribution margin varied by business unit. Bonus compensation (except for the qualitative component) was determined according to the compensation formula established at the beginning of the year and was below the target amount established at the beginning of the year. Total Bonus Compensation for the Named Executive Officers is shown in the Summary Compensation Table on page 7. The Committee believes that these levels of compensation are a fair reflection of the performance of the named individuals.

     The Company's incentive bonus compensation structure was reviewed for fiscal year 1998 and revised to include specific corporate performance targets relating to accepted orders, revenue, individual performance and operating margin (or, for individual business groups, contribution margin).

     Long-Term Incentive Compensation. Long-term compensation provided to the Company's executives has been in the form of stock options. The Committee believes that equity-based compensation closely aligns the interests of executive officers with those of stockholders by providing an incentive to manage the Company with a focus on long-term strategic objectives set by the Board of Directors relating to growth and stockholder value. Stock options are granted under the 1992 Plan according to guidelines that take into account the executive's responsibility level, comparison with comparable awards to individuals in similar positions in the industry, the Company's long-term objectives for maintaining and expanding technological leadership through product development and growth, expected Company performance, and the executive's existing holdings of unvested stock options. However, the Committee does not strictly adhere to these factors in all cases and will vary the size of the grant made to each executive officer as the particular circumstances warrant. Each grant allows the officer to acquire shares of the Company's Common Stock at the fair market value in effect on the date of grant.

     The options vest in a series of installments over a four-year period, contingent upon the executive's continued employment with the Company. Accordingly, the option will provide a return to the executive only if he or she remains in the Company's employ, and then only if the market price of the Common Stock appreciates over the option term. Subsequent grants may be made to officers when the Committee believes that the officer has demonstrated greater potential, achieved more than originally expected, or assumed expanded responsibilities. Additionally, subsequent grants may be made to remain competitive with similar companies.

     The Committee evaluated the performance of the executive officers against the strategic objectives for fiscal year 1997 set by the Board and concluded that such performance warrants the level of long-term compensation awarded them as set forth in the Summary Compensation Table on page 7. The Committee will reexamine long-term compensation levels each year.

  Chief Executive Officer's Compensation

     Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. Dr. de Geus' base compensation for fiscal year 1997 was established by the Committee in November 1996. Dr. de Geus' base compensation remained below the mean base compensation for the chief executive officers in the compensation comparison group with which the Company competes for executives.

     The Committee also established Dr. de Geus' individual bonus plan for the fiscal year by establishing a formula based on accepted orders, revenue and operating margin. For performance levels over or under plan, the bonus compensation amount would increase or decrease proportionately. Dr. de Geus was also eligible for an additional bonus based on a qualitative assessment of his performance by the Board of Directors. For fiscal year 1997, accepted orders, revenue and operating margin all were below the established targets. Bonus compensation (except for the qualitative component) was determined according to the compensation formula established at the beginning of the year. Dr. de Geus' total bonus compensation is shown in the Summary Compensation Table on page 7, and reflects receipt of the full discretionary bonus amount. In determining the amount of long term compensation to grant to Dr. de Geus the Committee reviewed publicly-available data relating to companies in the Company's industry, and concluded that he held relatively fewer unvested stock options than the chief executive officers of many of these companies. The level of stock options granted to Dr. de Geus includes an amount intended to establish parity between Dr. de Geus and his peer group. The Committee believes that the overall level of compensation is a fair reflection of Dr. de Geus' performance for the year.

  Tax Deductibility of Executive Compensation

     The cash compensation to be paid to the Company's executive officers for fiscal year 1997 is not expected to exceed the $1 million limit per officer on the tax deductibility of such compensation under the Internal Revenue Code. Under the 1992 Plan, compensation deemed paid to an executive officer when he or she exercises an outstanding option under the Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation.

Stock Option Repricing

     In April 1997, the Board of Directors of the Company determined that the purposes of the 1992 Plan were not being adequately achieved with respect to those employees holding options with exercise prices greater than the then-current market value of the Company's Common Stock and that it was in the best interests of the Company and the Company's stockholders that the Company retain and motivate such employees. The Board of Directors further determined that it would be in the best interests of the Company and the Company's stockholders to provide such optionees the opportunity to exchange their options with exercise prices equal to the then-current market value of the Company's Common Stock. Accordingly, the Board of Directors unanimously voted to approved the option repricing, with Mr. Walske abstaining.

     On April 28, 1997, upon approval of the Board of Directors of the Company, the Company offered employees who were holders of outstanding options under the 1992 Plan, other than the Chairman of the Board, the Chief Executive Officer and the other employee members of the Board, the opportunity to exchange such options for new stock options having an exercise price of $28.1875 per share, the fair market value of the Company's Common Stock at the close of business on that date. Any option holder accepting such offer was required to re-start completely a 48-month vesting period on options issued in such exchange. In addition, options issued in such exchange to Senior Vice Presidents and above were subject to a one-year vesting "cliff" (i.e., no shares vest for the first twelve months following the grant date, at which time 25% of the shares vest and monthly vesting commences). A total of 1,864 employees of the Company were eligible to participate in the repricing. The average exercise price of options held by those employees was $36.05 per share prior to the repricing (excluding options with exercise prices below $27.00). Of such eligible employees, 1,134 participated in the repricing, including the Named Executive Officers who were eligible to participate. In aggregate, options to purchase 2,456,568 shares were exchanged.

BOARD OF DIRECTORS                                COMPENSATION COMMITTEE
Harvey C. Jones, Jr.                              Steven C. Walske
Aart J. de Geus                                   A. Richard Newton
Deborah A. Coleman                                Deborah A. Coleman
William W. Lattin
A. Richard Newton
Steven C. Walske
Sang Wang

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee was at any time during the 1997 fiscal year or at any other time an officer or employee of the Company. As described on page 5, Dr. Newton served as a consultant to the Company during fiscal year 1997, for which he was paid $50,000.

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company's Board of Directors or the Compensation Committee.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders of the Company's Common Stock since February 26, 1992 (the date the Company first became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended) to the cumulative total return since January 31, 1992 of (1) the S&P 500 Index and (2) the S&P Technology Sector Index over the same period (assuming the investment of $100 in the Company's Common Stock and in each of the other indexes, and reinvestment of all dividends).

                COMPARISON OF 55 MONTH CUMULATIVE TOTAL RETURN*
                    AMONG SYNOPSYS, INC., THE S&P 500 INDEX
                      AND THE S&P TECHNOLOGY SECTOR INDEX

        MEASUREMENT PERIOD           S & P TECHNOLOGY
      (FISCAL YEAR COVERED)               SECTOR             S & P 500         SYNOPSIS INC.
SEP-92                                     100                 100                 100
SEP-93                                     121                 113                 161
SEP-94                                     140                 117                 163
SEP-95                                     222                 152                 206
SEP-96                                     272                 183                 313
SEP-97                                     442                 257                 288

* $100 INVESTED ON 02/26/92 IN STOCK OR ON 01/31/92 IN INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.

                        PROPOSAL TWO -- AMENDMENT TO THE
                          EMPLOYEE STOCK PURCHASE PLAN

PROPOSED AMENDMENTS

     At the Annual Meeting, the Company's stockholders will be asked to approve an increase in the total number of shares authorized under the Employee Stock Purchase Plan and International Employee Stock Purchase Plan (the "Plans") by 1,400,000 shares.

EXPLANATION

     The Plans permit employees of the Company and its subsidiaries to purchase the Company's Common Stock at a discounted price. The Plans are designed to encourage and assist a broad spectrum of employees of the Company and its subsidiaries to acquire an equity interest in the Company through the purchase of Common Stock. The Plans also are intended to provide to United States employees participating in the Plans the tax benefits available under Section 421 of the Internal Revenue Code. At December 31, 1997, approximately 1,575 of approximately 2,760 eligible employees were participants in the Plans. The number of eligible employees includes 720 employees of Viewlogic Systems, Inc. who became Synopsys employees in connection with the Company's merger with Viewlogic on December 4, 1997. These employees are eligible to participate in the Plans, but cannot enroll in the Plans until May 1998.

     A summary of the principal provisions of the Plans is set forth below.

     Management believes that maintaining a competitive employee stock purchase program is an important element in recruiting and retaining employees. The Company's Plans are designed to more closely align the interests of employees and shareholders by encouraging employees to invest in the Company's securities, and to help employees share in the Company's success. ESPP gains have become an important part of overall compensation of employees.

     In March 1996, the Company's stockholders approved an increase of 750,000 in the number of shares authorized for issuance under the Plans. At that time, the Board expected that these shares would be sufficient to cover stock purchases under the Plans for one year. These shares now have covered purchases under the Plans for two years. As of December 31, 1997, only 180,998 shares remained available for issuance under the Plans. The Plans' share reserve is currently insufficient to cover purchases under the Plans expected to occur in April 1998. Therefore, the Board is requesting that the stockholders approve an increase in the share reserve at the 1998 Annual Meeting.

     In November 1997, the Board of Directors adopted, subject to stockholder approval, an amendment to the Plans to increase the aggregate number of shares issuable under the Plans by 1,400,000 shares. If approved by stockholders, approximately 1,580,998 shares would be available for issuance under the Plans. Management expects this share increase to be sufficient for all stock purchases under the Plans for the next two years, absent extraordinary corporate transactions such as one or more mergers that materially increase the number of participants in the Plan.

     Approval of the amendments requires the affirmative vote of a majority of the votes cast at a duly held stockholders meeting at which there is a quorum.

RECOMMENDATION

     The Board of Directors believes that the proposed amendment is in the best interests of the Company, its stockholders, and its employees. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCREASE IN PLAN SHARES.

                              DESCRIPTION OF PLANS

     The following is a summary of the principal features of the Plans. The summary, however, does not purport to be a complete description of all of the provisions of the Plans. Any stockholder who wishes to obtain a copy of the actual plan documents may do so by written request to the Company's Secretary at the Company's executive offices.

     All regular employees, including executive officers and directors who are employees, customarily employed more than 20 hours per week and more than five months per year by the Company or a participating subsidiary, are eligible to participate in the Plans as of the first enrollment date following employment. Participants may elect to make contributions up to a maximum of 10% of base earnings. On the last trading date of each semi-annual purchase period, the Company applies the funds then in each participant's account to the purchase of shares. The purchase dates are the last trading day of April and October. The cost of each share purchased is 85% of the lower of the closing prices for the Company's Common Stock on (i) the first trading day in the enrollment period in which the purchase is made and (ii) the purchase date. (The closing price of the Company's Common Stock as reported by the Nasdaq National Market on October 31, 1997, the most recent purchase date under the Plans, was $38.875 per share.) The length of the enrollment period may not exceed 24 months. A new 24-month enrollment period commences each May 1 and November 1. Enrollment dates are the first business day of May and November. Under the Plans, the maximum amount of payroll deductions by a participant during any semi-annual purchase period is $7,500, and no participant's right to acquire shares may accrue at a rate exceeding $25,000 of fair market value of Common Stock (determined as of the first business day in an enrollment period) in any calendar year. No single participant may acquire more than 2,000 shares, and all participants may not acquire more than 500,000 shares in the aggregate, on any semi-annual purchase date.

     The Plans are administered by the Compensation Committee, but routine matters are delegated to management committees. The Board of Directors may amend or terminate the Plans at any time and may provide for an adjustment in the purchase price and the number and kind of securities available under the Plans in the event of a reorganization, recapitalization, stock split, or other similar event. Amendments that would increase the number of shares reserved for purchase, materially increase the benefits to participants, or materially modify the requirements for participation under the Plans also require stockholder approval. Shares available under the Plans may be either outstanding shares repurchased by the Company or newly issued shares.

FEDERAL INCOME TAX CONSEQUENCES

     In general, participants who are citizens or residents of the United States ("U.S. Participants") will not have taxable income or loss under the Plans until they sell or otherwise dispose of shares acquired under the Plans (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both (i) two years after the beginning of the enrollment period during which the shares were purchased, and (ii) one year following purchase, a U.S. Participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

     If the shares are disposed of within either of the foregoing holding periods (a "disqualifying disposition"), a U.S. Participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the U.S. Participant will have taxable capital gain (or loss) measured by the difference between the sale price and the U.S. participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held, as of the date of sales, for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income taxable to a U.S. Participant in a disqualifying disposition.

     Special rules apply to U.S. Participants who are directors or officers. The consequences to non-U.S. Participants are governed by foreign laws, which typically do not offer the same tax advantages as United States law.

NEW PLAN BENEFITS TABLE

     The following table shows, as to each of the Named Executive Officers and the indicated groups, the "Dollar Value" and number of shares purchased under the Plans during fiscal year 1997. The "Dollar Value" is the difference between the fair market value of the stock at the date of purchase and the participant's purchase price for the stock.

                               NEW PLAN BENEFITS

                        EMPLOYEE STOCK PURCHASE PLAN AND
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                                                                                       NUMBER
                                                                            DOLLAR       OF
                          NAME AND POSITION                                VALUE(1)    SHARES
---------------------------------------------------------------------      ---------   -------
Aart J. de Geus......................................................          3,381       488
  President and Chief Executive Officer
Chi-Foon Chan........................................................          3,381       488
  Chief Operating Officer
Robert Russo.........................................................          3,381       488
  Sr. Vice President, Sales and Services for the Americas and Europe
Harvey C. Jones, Jr..................................................          3,381       488
  Chairman of the Board
Paul Lippe...........................................................          3,381       488
  Sr. Vice President, Business and Market Development, and Secretary
Executive Group (16 persons).........................................         31,730     4,512
Non-Executive Director Group.........................................             --        --(2)
Non-Executive Officer Employee Group.................................      2,059,158   308,189(3)

---------------

(1) Future benefits or amounts received cannot be calculated as they are dependent on each individual's decision as to the amount of salary to be deducted for stock purchases and the stock price on the date of purchase and date of sale.

(2) Non-employee members of the Board of Directors are ineligible to participate in the Plans. Presently, only Dr. de Geus, Dr. Lattin and Dr. Wang are eligible. Mr. Jones was eligible to participate in the Plans until December 15, 1997.

(3) Represents all employees other than the executive officers of the Company.

                       PROPOSAL THREE -- AMENDMENT TO THE
                 1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

PROPOSED AMENDMENTS

     The Board of Directors is requesting stockholder approval of amendments to the Company's 1994 Non-Employee Directors Stock Option Plan to (i) increase the number of options to purchase shares of Common Stock granted to non-employee directors who are re-elected to the Board of Directors (the "annual option grant") from 8,000 shares per year to 10,000 shares per year; (ii) provide an annual option grant to newly-elected or newly-appointed directors (prorated, in the case of directors appointed by the Board during the year, to reflect the number of months from the date of grant until the next Annual Meeting); (iii) provide for an annual grant of options to purchase 5,000 shares of Common Stock as compensation for service on selected committees of the Board of Directors (a "committee-service grant"), subject to a limit of two committee service grants per non-employee director per year; and (iv) provide that annual option grants and committee-service grants vest immediately prior to the first Annual Meeting following the date of grant.

EXPLANATION

     The Directors Plan is designed to serve as an equity incentive program to attract and retain highly-qualified individuals with substantial experience in relevant industries to serve as non-employee members of the Board. In general, the Company currently offers a lower level of cash compensation to its non-employee directors than is offered by companies with whom it competes for outside directors. The Board has decided that the best way to attract and retain qualified non-employee directors is through equity-based compensation rather than cash compensation. In that way, non-employee directors will share in the success of the Company and their financial interests will be more closely aligned with that of the Company's stockholders.

     Approval of the amendments requires the affirmative vote of a majority of the votes cast at a duly held stockholders meeting at which there is a quorum.

RECOMMENDATION

     The Board of Directors believes that the proposed amendment is in the best interests of the Company, its stockholders and its employees. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL THREE.

                         DESCRIPTION OF DIRECTORS PLAN

     The following is a summary of the principal features of the Directors Plan. The summary, however, does not purport to be a complete description of all of the provisions of the Directors Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Company's Secretary at the Company's executive offices.

  Plan Administration

     The terms and conditions of each option grant (including the timing and pricing of the option grant) will be governed by the express terms and conditions of the Directors Plan, and neither the Board nor any Committee of the Board will exercise any discretionary functions with respect to such option grants (except for determination of the Board committees with respect to which a director may receive a committee service grant).

  Issuable Shares

     Under the Directors Plan, 250,000 shares of Common Stock have been reserved for issuance and may be drawn from the Company's authorized but unissued shares of Common Stock, including shares repurchased by the Company. The share reserve automatically increases by 25,000 shares on the first trading day of each calendar year. As of December 8, 1997, options in respect of 89,000 shares were outstanding under the Directors Plan and options in respect of 156,000 shares were available for issuance.

     Upon expiration or termination of an outstanding option for any reason prior to exercise in full, the shares subject to the portion of each option not so exercised will be available for subsequent option grants. Shares issued under the Directors Plan, whether or not such shares are subsequently repurchased by the Company, and shares subject to any option or portion thereof surrendered in accordance with the cash-out provisions of the Directors Plan, will reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants.

     In the event of any change in the Common Stock issuable under the Directors Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then, in order to prevent the dilution or enlargement of the rights and benefits under each option, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Directors Plan, (ii) the number and/or class of securities by which the share reserve is to increase automatically each calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing non-employee Board member and (iv) the number and/or class of securities and exercise price per share under each outstanding option.

  Eligibility for Grants

     Under the Directors Plan, grants are made to non-employee directors. A non-employee Board member who has previously been an employee of the Company will not be eligible to receive an automatic option grant upon his or her initial election or appointment to the Board, but will be eligible to receive annual option grants and committee-service grants. As of January 9, 1998, four non-employee Board members were eligible to participate in the Directors Plan.

  Option Grants

     Upon the initial election of a non-employee Board member, such member is automatically granted an option to purchase 20,000 shares of Common Stock, unless such Board member has previously been an employee of the Company.

     In addition, under the current terms of the Directors Plan, on the date of each annual stockholders meeting, each individual re-elected as a non-employee Board member at the annual meeting will automatically be granted a non-statutory option to purchase 8,000 shares of Common Stock. Mr. Walske, Dr. Newton and Ms. Coleman each received such a grant in connection with their re-election to the Board at the 1997 annual meeting.

     If this Proposal Three is adopted, the annual option grant will be increased to 10,000 shares. Assuming adoption of this Proposal, Mr. Jones, Mr. Walske, Dr. Newton and Ms. Coleman each will receive an option for 10,000 shares if they are re-elected to the Board at the Annual Meeting. There is no limit on the number of such annual option grants that any one non-employee Board member may receive over his or her period of continued Board service.

     If this Proposal Three is adopted, the annual option grant also will be provided to non-employee Directors who are first elected to the Board of Directors at an Annual Meeting or first appointed to the Board of Directors by the Board itself to fill a vacancy or a newly-created board seat. Such grant would be in addition to the grant of options to purchase 20,000 shares described in the preceding paragraph. In addition, if this Proposal Three is adopted, non-employee Board members who serve on selected Board committees will annually be granted an option to purchase 5,000 shares of Common Stock, subject to a limit of two committee-service grants per non-employee director per year.

  Price, Vesting and Exercisability

     The exercise price per share of Common Stock subject to each option grant issued under the Directors Plan is equal to 100% of the fair market value per share of the Common Stock on the grant date, which is deemed to be equal to the closing selling price per share of Common Stock on the grant date, as reported on the Nasdaq Stock Market. On December 8, 1997 the fair market value per share was $46.0625.

     Each automatic grant is immediately exercisable for any or all of the option shares. Any shares purchased under such options are subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting of those shares.

     Upon exercise of the option, the option price for the purchased shares is immediately payable in cash or in shares of Common Stock valued at fair market value on the date of exercise. For vested shares the option may also be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the aggregate option price payable for the purchased shares plus all applicable withholding taxes.

     The initial automatic grant of 20,000 shares vests in a series of four successive equal installments on the date immediately prior to each of the first four annual stockholders' meetings following the grant date of that option, provided the optionee continues in Board service through that vesting date.

     Each annual option grant vests in full on the date immediately prior to the fourth annual stockholders' meeting following the grant date of that option, provided the optionee continues in Board service through that vesting date. If this Proposal Three is adopted, each such grant, and each committee-service grant, will vest in full on the date immediately prior to the first Annual Meeting following the date of grant, provided the optionee continues in Board service through that vesting date.

     The options have a maximum term of ten years, measured from the grant date.

  Termination of Board Service

     Should the optionee cease to serve as a Board member for any reason (other than death or disability) while holding one or more automatic option grants, then that individual will have a six-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which he or she is vested at the time of cessation of Board service.

  Special Acceleration Events

     In the event the Company is acquired by a merger or asset sale, the shares of Common Stock at the time subject to each outstanding automatic grant but not otherwise vested will vest in full so that each such option will, immediately prior to the specified effective date for such acquisition, become exercisable for fully-vested shares. Immediately following the consummation of the acquisition, each automatic option grant will terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

     In connection with any hostile takeover of the Company, whether effected by a tender offer for securities possessing more than 50% of the Company's outstanding voting power or by a change in the majority of the Board resulting from one or more contested elections for Board membership, the shares of Common Stock at the time subject to each outstanding automatic grant but not otherwise vested will vest in full so that each such option will, immediately prior to the specified effective date for such takeover, become exercisable for fully-vested shares. Each such option will remain so exercisable until the expiration or sooner termination of the option term.

     Upon the successful completion of a hostile tender offer for securities possessing more than 50% of the Company's outstanding voting power, each optionee will have a thirty-day period in which to surrender to the Company each automatic option grant held by him or her for a period of at least six months. The optionee will in return be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the highest price paid per share of Common Stock in the tender offer, less the exercise price payable per share under the surrendered option.

     The automatic option grants will in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. However, the acceleration of vesting of the option shares upon an acquisition of the Company by merger or asset sale or upon a hostile takeover may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other effort to gain control of the Company.

  Amendment and Termination

     The Board of Directors may amend or modify the Directors Plan in any or all respects whatsoever. However, the provisions of the Directors Plan, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations. In addition, without the approval of the Company's stockholders, the Board may not (i) materially increase the maximum number of shares issuable under the Directors Plan, (ii) materially modify the eligibility requirements for participation, or (iii) otherwise materially increase the benefits accruing to participants under the Directors Plan.

     The Directors Plan will terminate upon the earlier of (i) October 26, 2004 or (ii) the date on which all shares available for issuance under the Directors Plan are issued or canceled pursuant to the exercise or cash-out of the granted options. Each stock option outstanding at the time of a termination pursuant to clause (i) will remain in force in accordance with the provision of the instruments evidencing such grant.

  Tax Information

     Options granted under the Directors Plan will be non-statutory options that are not intended to meet the requirements of Section 422 of the Internal Revenue Code. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of Common Stock under a non-statutory option. These special provisions may be summarized as follows:

     If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original option exercise price in the event of the optionee's termination of Board service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as the optionee vests in the shares, an amount equal to the excess of (i) the fair market value of those shares on the vesting date over (ii) the option exercise price paid for such shares.

     The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the option exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when he or she vests in such shares.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option for the taxable year of the Company in which such ordinary income is recognized by the optionee.

NEW PLAN BENEFITS TABLE

     The table below shows, as to each of the Named Executive Officers and the indicated groups, the number of options on Common Stock of the Company granted under the Directors Plan during fiscal year 1997, together with the weighted average exercise price payable per share.

                               NEW PLAN BENEFITS

                                 DIRECTORS PLAN

                                                                                         WEIGHTED
                                                                    NUMBER OF        AVERAGE EXERCISE
                       NAME AND POSITION                         OPTIONS GRANTED       PRICE($)(1)
---------------------------------------------------------------  ---------------     ----------------
Aart J. de Geus(2).............................................           --                   --
  President and Chief Executive Officer
Chi-Foon Chan(2)...............................................           --                   --
  Chief Operating Officer
Robert Russo(2)................................................           --                   --
  Sr. Vice President, Sales and Services for the Americas and
     Europe
Harvey C. Jones, Jr.(2)........................................           --                   --
  Chairman of the Board
Paul Lippe(2)..................................................           --                   --
  Sr. Vice President, Business and Market Development, and
     Secretary
Executive Group (16 persons)...................................           --                   --
Non-Executive Director Group (3 persons).......................       24,000(1)           35.6975
Non-Executive Officer Employee Group(2)........................           --                   --

---------------

(1) Future benefits or amounts received cannot be calculated as they are dependent on the number of committees on which an individual serves which are eligible for committee service grants, and the stock price on the date of grant and date of sale. Figures reflect 8,000 options granted in fiscal 1997 to each of Ms. Coleman and Messrs. Newton and Walske, and the weighted average execise price of those options.

(2) Employees of the Company are not eligible to participate in the Directors Plan and are included in Table to satisfy reporting requirements.

                  PROPOSAL FOUR -- RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of the Company for fiscal year 1998. KPMG Peat Marwick LLP has audited the Company's consolidated financial statements since fiscal year 1992.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Ratification of the appointment of KPMG Peat Marwick LLP requires the affirmative vote of a majority of the votes cast at a duly held stockholders meeting at which there is a quorum.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1998.

                             ADDITIONAL INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and greater than ten percent beneficial owners of its stock to file reports of ownership and changes in ownership with the Commission. Directors, officers and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of the Forms 3, 4 and 5 received by the Company and/or written representations from certain reporting persons that no Form 5 reports were required for such persons, the Company believes that each of its directors, officers and greater than ten percent beneficial owners of its stock during the fiscal year ended September 27, 1997 have complied with all filing requirements applicable to such person.

ANNUAL REPORT

     A copy of the Annual Report of the Company for fiscal year 1997 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

FORM 10-K

     The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission. Stockholders may obtain a copy of this report, without charge, by writing to Paul Lippe, Secretary, at the Company.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

     Stockholders of the Company that intend to present one or more proposals at the Company's 1999 Annual Meeting, including nominations to the Board of Directors of persons other than those nominated by the Board, must notify the Company no later than September 22, 1998 in order that they may be included in the proxy statement and proxy relating to that meeting. A stockholder's notice to the Company must include, with respect to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the matter and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder, as they appear on the Company's books,
(iii) the number of shares beneficially owned by the stockholder, (iv) any material interest of the stockholder in the proposal and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the "1934 Act"). Nominations of persons to the Board of Directors must include, with respect to each nomination and the nominating stockholder, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required under the 1934 Act.

     Notwithstanding the foregoing, the stockholder must also provide notice as required by the 1934 Act and the applicable regulations thereunder. The chairman of the annual meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

                                          THE BOARD OF DIRECTORS
Dated: January 20, 1998

                                  DETACH HERE


                                 SYNOPSYS, INC.

               Annual Meeting of Stockholders, February 27, 1998

         This Proxy is Solicited on Behalf of the Board of Directors of
                                 Synopsys, Inc.


     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held February 27, 1998 and the Proxy Statement and appoints Aart J. de Geus and Dave Sugishita, and each of them individually, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Synopsys, Inc. (the "Company") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 700 East Middlefield Road, Mountain View, California on Friday, February 27, 1998 at 4:00 p.m., and at any adjournment or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by the Proxy shall be voted in the manner as set forth on the reverse side.

                                                                 -------------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
                                                                      SIDE
                                                                 -------------

[X] Please mark
    votes as in
    this example.


The Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR the election of the directors listed below and FOR the other proposals if no specification is made.
                                                                                                               FOR  AGAINST  ABSTAIN
1. To elect the following directors to serve for the       2. To amend the Company's Employee Stock Purchase   [ ]    [ ]      [ ]
   ensuing year or until their successors are elected         Plan and International Stock Purchase Plan to
                                                              increase the number of shares of Common Stock
   Nominees: Harvey C. Jones Jr., Aart J. de Geus,            reserved for issuance by 1,400,000 shares.
             Chi-Foon Chan, Deborah A. Coleman,                                                                FOR  AGAINST  ABSTAIN
             William W. Lattin, A. Richard Newton,         3. To approve amendments to the 1994 Non-           [ ]    [ ]      [ ]
             Steven C. Walske                                 Employee Directors Stock Option Plan to
                                                              (i) increase the number of options to
             [ ]   FOR      [ ] WITHHOLD                      purchase Common Stock granted to
                   ALL          FROM ALL                      non-employee directors who are re-elected to
                 NOMINEES       NOMINEES                      the Board (the "Annual Option Grant") from
                                                              8,000 to 10,000 shares per year, (ii) provide
                                                              an Annual Option Grant to newly-appointed
   [ ]                                  MARK HERE [ ]         directors, (iii) provide an annual grant of
      _______________________         FOR ADDRESS             options to purchase 5,000 shares of Common
      For all nominees except          CHANGE AND             Stock as compensation for service on selected
      as noted above                   NOTE BELOW             committees of the Board ("Committee-Service
                                                              Grant"), and (iv) provide that Annual Option
                                                              Grants and Committee Service Grants vest
                                                              immediately prior to the first annual meeting
                                                              following the date of grant.
                                                                                                               FOR  AGAINST  ABSTAIN
                                                           4. To ratify the appointment of KPMG Peat           [ ]    [ ]      [ ]
                                                              Marwick LLP as independent auditors of
                                                              the Company for fiscal year 1998.

                                                           5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                                           Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature: _____________________________ Date: _________________ Signature: _____________________________ Date: _________________

                                 SYNOPSYS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
                      (As Amended through November 5, 1997)


I.      PURPOSE

        The Synopsys, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through the periodic application of their payroll deductions to the purchase of shares of the Company's common stock.

II.     DEFINITIONS

        For purposes of plan administration, the following terms shall have the meanings indicated.

        Base Salary means all compensation paid as wages, salaries, commissions, overtime, and bonuses, but excluding all of the following items (even if included in taxable income): reimbursements, car allowances or other expense allowances, severance pay, fringe benefits (cash and noncash), moving expenses, deferred compensation, income attributable to stock options, restricted stock grants, SARs and other equity-related incentive programs, and welfare benefits.

        Code means the Internal Revenue Code of 1986, as amended from time to time.

        Company means Synopsys, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Synopsys, Inc. which shall by appropriate action adopt the Plan.

        Common Stock means shares of the Company's common stock.

        Corporate Stock means shares of the Company's common stock.

        Corporate Affiliate means any company which is a parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

        Effective Date means the first day of the initial offering period scheduled to commence upon the later of (i) February 1, 1992 or (ii) the effective date of the S-8 Registration Statement covering the share of Common Stock issuable under the Plan. However, for any Corporate Affiliate which becomes a participating Company in the Plan after the first day of the initial offering period, a subsequent Effective Date shall be designated with respect to participation by its Eligible

Employees.

        Eligible Employee means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under
Section 3121(a) of the Code.

        Enrollment Date has the meaning ascribed to it in Section V.A.

        Participant means any Eligible Employee of a Participating Company who is actively participating in the Plan.

        Participating Company means the Company and such Corporate Affiliate or Affiliates as may be designated from time to time by the Board.

        Semi-Annual Entry Date means the first business day of May and the first business day of November during each calendar year within an offering period in effect under the Plan. The earliest Semi-Annual Entry Date under the Plan shall be November 2, 1992.

        Semi-Annual Period of Participation means each semi-annual period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) semi-annual periods of participation within each offering period. Except as otherwise designated by the Plan Administrator, each such semi-annual period shall be measured from the applicable Semi-Annual Entry Date.

        Semi-Annual Purchase Date means the last business day of April and October each year on which shares of Common Stock are automatically purchased for Participants under the Plan.

III.    ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company or a committee that will satisfy Rule 16b-3 of the Securities and Exchange Commission, as in effect with respect to the Company from time to time (in either case, the "Board"). The Board may from time to time select a committee or persons (the "Plan Administrator") to be responsible for any transactions not subject to Rule 16b-3. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 of the Code, the Plan Administrator may administer and interpret the Plan in any manner it believes to be desirable (including the designation of a brokerage firm at which accounts for the holding of shares purchased under the Plan must be established by each employee desiring to participate in the Plan), and any such interpretation shall be final and binding on all parties who have an interest in the Plan.

IV.     OFFERING PERIODS

        The Plan shall be implemented in a series of offering periods. Each offering period shall be of a duration of twenty-four (24) months or less as designated by the Plan Administrator prior to the start date of any offering period. Within each offering period, there shall be a maximum of four (4) Semi-Annual Periods of Participation.

V.      ELIGIBILITY AND PARTICIPATION

        A. Each Eligible Employee will be automatically enrolled in the Plan in the offering period that begins on the first Semi-Annual Entry Date following the commencement of employment; thereafter, any Eligible Employee may enroll or re-enroll in the Plan in the offering period that begins as of any Semi-Annual Entry Date, or such other days as may be established by the Board from time to time (each, an "Enrollment Date"). To participate, an Eligible Employee must complete, sign, and submit to the Company an enrollment form prescribed by the Plan Administrator. Any enrollment form received by the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Plan Administrator from time to time, will be effective on that Enrollment Date. Enrollment or re-enrollment by a Participant in the Plan on an Enrollment Date will constitute the grant by the Company to the Participant of an option to purchase shares of Common Stock from the Company under the Plan. At the end of each offering period, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in the offering period that begins on the Enrollment Date immediately following the date on which the option expires. Furthermore, except as may otherwise be determined by the Plan Administrator, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in each offering period that begins on an Enrollment Date on which the fair market value per share of the Company's Common Stock is lower than the fair market value per share of the Company's Common Stock on the Enrollment Date for the offering period in which the Participant is then enrolled.

        B. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be zero percent (0%) or any whole multiple of one percent (1%) of the Base Salary paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire Semi-Annual Period of Participation and for each successive Semi-Annual Period of Participation unless (i) the Participant shall change the rate for a subsequent Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator prior to the commencement of that Semi-Annual Period of Participation or (ii) the Participant shall change the rate within a Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator. The new rate shall become effective as soon as practicable following the filing of such form. A Participant may not increase or decrease the deduction rate more than once per Semi-Annual Period of Participation in addition to fixing the rate at the beginning of the Semi-Annual Period of Participation. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Article VII below.

        C. In no event may any Participant's payroll deductions for any one Semi-Annual Period of Participation exceed Seven Thousand Five Hundred Dollars ($7,500.00).

VI.     STOCK SUBJECT TO PLAN

        A. The Common Stock purchasable by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of the Common Stock or from shares of Common Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 3,550,000 shares, less any shares sold under the Synopsys, Inc. International Employee Stock Purchase Plan (subject to adjustment under Section VI.B below). Such share reserve includes the increase of 1,400,000 shares approved by the Board in November 1997, subject to approval by the stockholders in February 1998.

        B. In the event any change is made to the Company's outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of the Plan, (ii) the class and maximum number of shares purchasable per Participant during each Semi-Annual Period of Participation, (iii) the class and maximum number of shares purchasable in the aggregate by all Participants on any one purchase date under the Plan and (iv) the class and number of shares and the price per share of the Common Stock subject to each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

VII.    PURCHASE RIGHTS

        An Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive semi-annual installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

        Purchase Price. Common Stock shall be issuable on each Semi-Annual Purchase Date at a purchase price equal to 85 percent of the lower of (i) the fair market value per share on the Participant's Enrollment Date or (ii) the fair market value per share on the Semi-Annual Purchase Date. However, for each Participant whose Enrollment Date is other than the start date of the offering period in effect under the Plan, the clause (i) amount shall in no event be less than the fair market value of the Common Stock on the start date of such offering period.

        Valuation. For purposes of determining the fair market value per share of Common Stock on any relevant date, the following procedures shall be in effect:

               (i) If such fair market value is to be determined on any date on or after the date the Common Stock is first registered under Section 12(g) of the Securities Exchange Act of 1934, then the fair market value shall be the closing selling price on that date, as officially quoted on the Nasdaq National Market System. If there is no quoted selling price for such date, then the closing selling price on the next preceding day for which there does exist such a quotation shall be determinative of fair market value.

               (ii) If such fair market value is to be determined on any date prior to the time of such Section 12(g) registration of the Common Stock, then the fair market value of the Common Stock on such date shall be determined by the Plan Administrator, after taking into account such factors as the Plan Administrator deems appropriate.

        Number of Purchasable Shares. The number of shares purchasable per Participant on each Semi-Annual Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the corresponding Semi-Annual Period of Participation by the purchase price in effect for the Semi-Annual Purchase Date. However, no Participant may, during any Semi-Annual Purchase Period, purchase more than 2,000 shares of Common Stock, subject to periodic adjustment under Section VI.B.

        Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

        Payment. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the Participant's

Enrollment Date and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period.

        The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

        Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

               (i) A Participant may, at any time prior to the last five (5) business days of the Semi-Annual Period of Participation, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator. No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date. If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation.

               (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which such terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan in accordance with Section V.A.

               (iii) Should a Participant cease to remain an Eligible Employee while his/her purchase right remains outstanding or should there otherwise occur a change in such individual's employee status so that he/she is no longer an Eligible Employee while holding such purchase right, then such purchase right shall immediately terminate upon such termination of service or change in status and all sums previously collected from the Participant during the Semi-Annual Period of Participation in which the purchase right so terminates shall be promptly refunded to the Participant. However, should the Participant die or become permanently disabled while in service or should the Participant cease employment by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or the laws of inheritance) shall have the election, exercisable up until the end of the Semi-Annual Period of Participation in which the Participant dies or becomes permanently disabled or in which the leave of absence commences, to
        (i) withdraw all the funds credited to the Participant's account at the time of his/her cessation of service or at the commencement of such leave or (ii) have such funds held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. If no such election is made, then such funds shall automatically be held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. In no event, however, shall any further payroll deductions be added to the Participant's account following his/her cessation of service or the commencement of such leave. Should the Participant return to active service following a leave of absence, then his/her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to service occurs prior to the end of the offering period in which such leave began. For purpose of the Plan: (i) the Participant shall be considered to remain in service for so long as such Participant remains in the active employ of the Company or one or more other Participating Companies and (ii) the Participant shall be deemed to be permanently disabled if he/she is unable to engage in any substantial gainful employment, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months.

        Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded or set aside for refund in accordance with the "Termination of Purchase Right" provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares set forth above) at the purchase price in effect for such Semi-Annual Period of Participation. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock in the next Semi-Annual Period of Participation. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant for that Semi-Annual Period of Participation shall be promptly refunded to the Participant.


        Proration of Purchase Rights. Not more than 500,000 shares of Common Stock, subject to periodic adjustment under Section VI.B, may be purchased in the aggregate by all Participants on any one Semi-Annual Purchase Date. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares purchasable in the aggregate on such date or (ii) the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and non-discriminatory basis, and the payroll deductions for each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

        Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

        Assignability.No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

        Change in Ownership. Should the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of:

               (i) a sale, merger or other reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated), or

               (ii) a reverse merger in which the Company is the surviving corporation but in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the reverse merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or reverse merger by applying the payroll deductions of each Participant for the Semi-Annual Period of participation in which such transaction occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the fair market value of the Common Stock on the Participant's Enrollment Date for the offering period in which such transaction occurs or (ii) the fair market value of the Common Stock immediately prior to the consummation of such transaction. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase, and the clause
        (i) amount above shall not, for any

        Participant whose Enrollment Date for the offering period is other than the start date of such offering period, be less than the fair market value of the Common Stock on such start date.

        The Company shall use its best efforts to provide at least ten (10) days' advance written notice of the occurrence of any such sale, merger, reorganization or reverse merger, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

VIII.   ACCRUAL LIMITATIONS

        A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (I) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (II) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

        B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

               (i) The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each semi-annual installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

               (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Common Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

               (iii) If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

        C. In the event there is any conflict between the provisions of this
Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

IX.     STATUS OF PLAN UNDER FEDERAL TAX LAWS

        The Plan is designed to qualify as an employee stock purchase plan under Code Section 423.

X.      AMENDMENT AND TERMINATION

        A. The Board may amend, alter, suspend, discontinue, or terminate the Plan at any time, including amendments to outstanding options/purchase rights. However, the Board may not, without the approval of the Company's stockholders:

               (i) increase the number of shares issuable under the Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Semi-Annual Period of Participation under the Plan, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;

               (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares issuable under the Plan; or

               (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

        B. The Board may elect to terminate any or all outstanding purchase rights at any time. In the event the Plan is terminated, the Board may also elect to terminate outstanding purchase rights either immediately or upon completion of the purchase of shares on the next Semi-Annual Purchase Date, or may elect to permit purchase rights to expire in accordance with their terms (and participation to continue through such expiration dates). If purchase rights are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible.


IX.     GENERAL PROVISIONS

        A. The Plan shall become effective on the designated Effective Date, provided that no offering period shall commence, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders and

(ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Common Stock are listed and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such Company compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force of effect.

        B. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

        C. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

        D. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                 SYNOPSYS, INC.

                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                      (As Amended through November 5, 1997)


        I.     PURPOSE

               The Synopsys, Inc. International Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of designated subsidiaries of the Company with the opportunity to acquire a proprietary interest in the Company through the periodic application of their payroll deductions to the purchase of shares of the Company's common stock.

        II.    DEFINITIONS

               For purposes of plan administration, the following terms shall have the meanings indicated:

               Base Salary means all compensation paid as wages, salaries, commissions, overtime, and bonuses, but excluding all of the following items (even if included in taxable income): reimbursements, car allowances or other expense allowances, severance pay, fringe benefits (cash and noncash), moving expenses, deferred compensation, income attributable to stock options, restricted stock grants, SARs and other equity-related incentive programs, and welfare benefits.

               Code means the Internal Revenue Code of 1986, as amended from time to time.

               Company means Synopsys, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Synopsys, Inc. which shall by appropriate action adopt the Plan.

               Common Stock means shares of the Company's common stock.

               Corporate Affiliate means any company which is a parent or subsidiary corporation of the Company (as determined in accordance with Code
Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

               Effective Date means the first day of the initial offering period scheduled to commence on May 3, 1993. However, for any Subsidiary which becomes a Participating Subsidiary in the Plan after the first day of the initial offering period, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

               Eligible Employee means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to any Participating Subsidiary for earnings considered wages under
Section 3121(a) of the Code, but shall not include persons prohibited by the laws of the nation of their residence or employment from participating in the Plan.

               Enrollment Date has the meaning ascribed to it in Section V.A.

               Participant means any Eligible Employee of a Participating Subsidiary who is actively participating in the Plan.

               Participating Subsidiary means a Subsidiary of the Company that has been designated as a Participating Subsidiary by the Board.

               Semi-Annual Entry Date means the first business day of May and the first business day of November during each calendar year within an offering period in effect under the Plan. The earliest Semi-Annual Entry Date under the Plan shall be May 3, 1993.

               Semi-Annual Period of Participation means each semi-annual period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) semi-annual periods of participation within each offering period. Except as otherwise designated by the Plan Administrator, each such semi-annual period shall be measured from the applicable Semi-Annual Entry Date.

               Semi-Annual Purchase Date means the last business day of April and October each year on which shares of Common Stock are automatically purchased for Participants under the Plan.

               Subsidiary shall mean any corporation described in Section 425(e) or (f) of the Code.

        III.   ADMINISTRATION

               The Plan shall be administered by the Board of Directors or a committee that will satisfy Rule 16b-3 of the Securities and Exchange Commission, as in effect with respect to the Company from time to time (in either case, the "Board"). The Board may from time to time select a committee or persons (the "Plan Administrator") to be responsible for any transactions.

        IV.    OFFERING PERIODS

               The Plan shall be implemented in a series of offering periods. Each offering period shall be of a duration of twenty-four (24) months or less as designated by the Plan Administrator prior to the start date of any offering period. Within each offering period, there shall be a maximum of four (4) Semi-Annual Periods of Participation.

        V.     ELIGIBILITY AND PARTICIPATION

               A. Each Eligible Employee of a Participating Subsidiary shall be eligible to participate in the Plan in accordance with the following provisions:

                      - The Board may at any time designate one or more
               Subsidiaries as participating in the Plan. The names of all Participating Subsidiaries shall be shown on Exhibit A to the Plan, which shall be amended from time to time to reflect additions and deletions of Participating Subsidiaries; failure to show a Participating Subsidiary on Exhibit A shall not, however, prevent otherwise eligible employees of that Subsidiary from participating in the Plan. No Subsidiary participating in the Company's Employee Stock Purchase Plan effective May 3, 1993 may be designated for participation in the Plan.

                      - Each Eligible Employee will be automatically enrolled in the Plan in the offering period that begins on the first Semi-Annual Entry Date following the commencement of employment; thereafter, any Eligible Employee may enroll or re-enroll in the Plan in the offering period that begins as of any Semi-Annual Entry Date, or such other days as may be established by the Board from time to time (each, an "Enrollment Date"). To participate, an Eligible Employee must complete, sign, and submit to the Company an enrollment form prescribed by the Plan Administrator. Any enrollment form received by the Company by the 15th day of the month preceding an Enrollment Date (or by the Enrollment Date in the case of employees hired after such 15th day), or such other date established by the Plan Administrator from time to time, will be effective on that Enrollment Date. Enrollment or re-enrollment by a Participant in the Plan on an Enrollment Date will constitute the grant by the Company to the Participant of an option to purchase shares of Common Stock from the Company under the Plan. At the end of each offering period, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in the offering period that begins on the Enrollment Date immediately following the date on which the option expires. Furthermore, except as may otherwise be determined by the Plan Administrator, each Participant who has not withdrawn from the Plan will automatically be re-enrolled in the Plan in each offering period that begins on an Enrollment Date on which the fair market value per share of the Company's Common Stock is lower than the fair market value per share of the Company's Common

               Stock on the Enrollment Date for the offering period in which the Participant is then enrolled.

                      - An individual who becomes an Eligible Employee
               immediately following termination of such employee's participation in the Synopsys, Inc. Employee Stock Purchase Plan shall, for purposes of participation in the Plan, have a deemed Enrollment Date corresponding to such employee's most recent Enrollment Date under the Synopsys, Inc. Employee Stock Purchase Plan.

               B. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be zero percent (0%) or any whole multiple of one percent (1%) of the Base Salary paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire Semi-Annual Period of Participation and for each successive Semi-Annual Period of Participation unless (i) the Participant shall change the rate for a subsequent Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator prior to the commencement of that Semi-Annual Period of Participation or (ii) the Participant shall change the rate within a Semi-Annual Period of Participation by filing the appropriate form with the Plan Administrator. The new rate shall become effective as soon as practicable following the filing of such form. A Participant may not increase or decrease the deduction rate more than once per Semi-Annual Period of Participation in addition to fixing the rate at the beginning of the Semi-Annual Period of Participation. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Article VII below.

               C. In no event may any Participant's payroll deductions for any one Semi-Annual Period of Participation exceed Seven Thousand Five Hundred Dollars ($7,500.00) calculated on the Purchase Date following conversion of accumulated withholdings into U.S. Dollars.

               D. It is intended that all eligible employees shall have substantially equivalent rights and privileges with respect to the Plan; notwithstanding any other provision of the Plan, however, the Plan Administrator may make such changes in the terms of eligibility and participation from Subsidiary to Subsidiary that it determines, in its discretion, to be necessary or desirable to reflect or comply with local laws or conditions.


        VI.    STOCK SUBJECT TO PLAN

               A. The Common Stock purchasable by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of the Common Stock or from Shares of Common

Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 3,550,000 shares, less any shares sold under the Synopsys, Inc. Employee Stock Purchase Plan (subject to adjustment under Section VI.B below). Such share reserve includes the increase of 1,400,000 shares approved by the Board in November 1997 and subject to shareholder approval in February 1998.

               B. In the event any change is made to the Company's outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable over the term of the Plan, (ii) the class and maximum number of shares purchasable per Participant during each Semi-Annual Period of Participation, (iii) the class and maximum number of shares purchasable in the aggregate by all Participants on any one purchase date under the Plan and (iv) the class and number of shares and the price per share of the Common Stock subject to each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

        VII.   PURCHASE RIGHTS

               An Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive semi-annual installments during such offering period, upon the terms and conditions set forth below and shall execute such agreements and documents embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

               Purchase Price. Common Stock shall be issuable on each Semi-Annual Purchase Date at a purchase price equal to eighty-five percent (85%) of the lower of (i) the fair market value per share on the Participant's Enrollment Date or (ii) the fair market value per share on the Semi-Annual Purchase Date. However, for each Participant whose Enrollment Date is other than the start date of the offering period in effect under the Plan, the clause (i) amount shall in no event be less than the fair market value of the Common Stock on the start date of such offering period.

               Valuation. The fair market value per share of Common Stock on any relevant date shall be the closing selling price of the Common Stock on that date, as officially quoted on the Nasdaq National Market System. If there is no quoted selling price for such date, then the closing selling price on the next preceding day for which there does exist such a quotation shall be determinative of fair market value.

               Number of Purchasable Shares. The number of shares purchasable per Participant on each Semi-Annual Purchase Date shall be the number of whole shares obtained by dividing the amount collected, after conversion into U.S. Dollars on the Purchase Date, from the Participant through payroll deductions during the corresponding Semi-Annual Period of Participation by the purchase price in effect for the Semi-Annual Purchase Date. However, no Participant may, during any one Semi-Annual Purchase Period, purchase more than 2,000 shares of Common Stock, subject to periodic adjustment under Section VI.B.

               Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

               Payment; Withholding. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the Participant's Enrollment Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amounts so collected shall be credited to the Participant's book account under the Plan in local currency, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and/or any Participating Subsidiary and may be used for general corporate purposes. Upon disposition of shares acquired by exercise of purchase right, the Participant shall pay, or make provision adequate to the Company and the Participating Subsidiary for payment of, all federal, state, and other tax (and similar) withholdings that the Company or the Participating Subsidiary determines, in its discretion, are required due to the disposition, including any such withholding that the Company or the Participating Subsidiary determines, in its discretion, is necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the disposition. A Participant shall make such similar provisions for payment that the Company or the Participating Subsidiary determines, in its discretion, are required due to the exercise of purchase right, including such provisions as are necessary to allow the Company or the Participating Subsidiary to claim tax deductions or other benefits in connection with the exercise of purchase right.

               Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                             (i) A Participant may, at any time prior to the
               last five (5) business days of the

               Semi-Annual Period of Participation, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator. No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date. If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation.

                             (ii) The termination of such purchase right shall
               be irrevocable, and the Participant may not subsequently rejoin the offering period for which such terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must enroll in the Plan in accordance with Section V.A.

                             (iii) Should a Participant cease to remain an
               Eligible Employee while his/her purchase right remains outstanding or should there otherwise occur a change in such individual's employee status so that he/she is no longer an Eligible Employee while holding such purchase right, then such purchase right shall immediately terminate upon such termination of service or change in status and all sums previously collected from the Participant during the Semi-Annual Period of Participation in which the purchase right so terminates shall be promptly refunded to the Participant. However, should the Participant die or become permanently disabled while in service or should the Participant cease employment by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or the laws of inheritance) shall have the election, exercisable up until the end of the Semi-Annual Period of Participation in which the Participant dies or becomes permanently disabled or in which the leave of absence commences, to (i) withdraw all the funds credited to the Participant's account at the time of his/her cessation of service or at the commencement of such leave or (ii) have such funds held for the purchase of shares of Common Stock at the next Semi-Annual Purchase Date. If no such election is made, then such funds shall automatically be held for the purchase of shares of Common Stock at the next Semi-Annual Purchase

               Date. In no event, however, shall any further payroll deductions be added to the Participant's account following his/her cessation of service or the commencement of such leave; provided, however, that if a Participant's employment is terminated because of a transfer of employment to the Company or any subsidiary of the Company other than a Participating Subsidiary, any outstanding purchase right shall not terminate until the occurrence of the earlier of (x) the last Semi-Annual Purchase Date in the offering period or (y) enrollment of the Participant in the Company's Employee Stock Purchase Plan. While a purchase right remains outstanding, the Company or other subsidiary to which the participant is transferred shall effect payroll deductions authorized by the Participant and shall remit them to the Participating Subsidiary that employed the Participant at the time of the transfer for purposes of acquiring shares of Common Stock under the Plan. Following approval by the Company and the Participating Subsidiary, the Participant may, in lieu of payroll deduction, pay a corresponding amount to the Participating Subsidiary if such amount is received on or before the relevant Purchase Date. Should the Participant return to active service following a leave of absence, then his/her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to service occurs prior to the end of the offering period in which such leave began. For purpose of the Plan: (i) the Participant shall be considered to remain in service for so long as such Participant remains in the active employ of the Company or one or more other Participating Subsidiaries and (ii) the Participant shall be deemed to be permanently disabled if he/she is unable to engage in any substantial gainful employment, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months.


               Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded or set aside for refund in accordance with the Termination of Purchase Right provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions after conversion to U.S. Dollars for the Semi-Annual Period of Participation ending on such semiannual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock

(subject to the limitation on the maximum number of purchasable shares as set forth above) at the purchase price in effect for such Semi-Annual Period of Participation. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held in local currency for the purchase of Common Stock in the next Semi-Annual Period of Participation. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant for that Semi-Annual Period of Participation shall be promptly refunded to the Participant.

               Proration of Purchase Rights. Not more than 500,000 shares of Common Stock, subject to periodic adjustment under Section VI.B, may be purchased in the aggregate by all participants under the Plan and under the Synopsys, Inc. Employee Stock Purchase Plan on any one Semi-Annual Purchase Date. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares purchasable in the aggregate on such date or (ii) the number of shares then available for issuance under the Plan and the Synopsys, Inc. Employee Stock Purchase Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and non-discriminatory basis (including, to the extent practicable vis a vis participants in the Synopsys, Inc. Employee Stock Purchase Plan) and the payroll deductions for each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

               Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance; with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions, or other rights for which the record date is prior to the date of such purchase.

               Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

               Change in Ownership. Should the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of:

                             (i) a sale, merger or other reorganization in which
               the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated), or

                             (ii) a reverse merger in which the Company is the
               surviving corporation but in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to the reverse merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or reverse merger by applying the payroll deductions of each Participant, after conversion into U.S. Dollars on the date of purchase, for the Semi-Annual Period of Participation in which such transaction occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the fair market value of the Common Stock on the Participant's Enrollment Date into the offering period in which such transaction occurs or
(ii) the fair market value of the Common Stock immediately prior to the consummation of such transaction. However, the applicable share limitations of Sections VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Enrollment Date for the offering period is other than the start date of such offering period, be less than the fair market value of the Common Stock on such start date.

               The Company shall use its best efforts to provide at least ten
(10) days' advance written notice of the occurrence of any such sale, merger, reorganization or reverse merger, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

        VIII.  ACCRUAL LIMITATIONS

               A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Corporate Affiliates would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

               B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

                             (i) The right to acquire Common Stock under each
               such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each semi-annual installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

                             (ii) No right to acquire Common Stock under any
               outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Common Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

                             (iii) If by reason of such accrual limitations, any
               purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

               C. In the event there is any conflict between the provisions of this Section VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Section VIII shall be controlling.

        IX.    AMENDMENT AND TERMINATION

               A. The Board may amend, alter, suspend, discontinue, or terminate the Plan at any time, including amendments to outstanding options/purchase rights. However, the Board may not, without the approval of the Company's stockholders:

                             (i) increase the number of shares issuable under
               the Plan or the maximum number of shares which may be purchased per Participant or in the aggregate during any one Semi-Annual Period of Participation under the Plan, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section VI.B;

                             (ii) alter the purchase price formula so as to
               reduce the purchase price payable for the shares issuable under the Plan; or

                             (iii) materially increase the benefits accruing to
               Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

               B. The Board may elect to terminate any or all outstanding purchase rights at any time. In the event the Plan is terminated, the Board may also elect to terminate outstanding purchase rights either immediately or upon completion of the purchase of shares on the next Semi-Annual Purchase Date, or may elect to permit purchase rights to expire in accordance with their terms (and participation to continue through such expiration dates). If purchase rights are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible.

        X.     GENERAL PROVISIONS

               A. The Plan shall become effective on the date on which it is adopted by the Board, provided the Company has complied with all applicable requirements established by law or regulation.

               B. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

               C. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

               D. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

               E. If the Plan Administrator in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Plan Administrator so elects, each Participant shall (unless prohibited by the laws of the nation of his or her employment or residence) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued pursuant to Section VII.

 Schedule A

                           Companies Participating in
                      International Employee Stock Purchase
                          Plan As of the Effective Date


                      German Subsidiary:    Synopsys GmbH

                      French Subsidiary:    Synopsys SARL

                      UK Subsidiary:        Synopsys (Northern Europe) Limited

                      Japan Subsidiary:     Nihon Synopsys K.K.

                      Korea Subsidiary:     Synopsys Korea, Inc.

                                 SYNOPSYS, INC.
                  1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                (REFLECTING AMENDMENTS THROUGH NOVEMBER 4, 1997)

      I.       PURPOSE OF THE PLAN

               This 1994 Non-Employee Directors Stock Option Plan (the "Plan") is intended to promote the interests of Synopsys, Inc., a Delaware corporation (the "Corporation"), by providing the non-employee members of the Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     II.       DEFINITIONS

               For purposes of the Plan, the following definitions shall be in effect:

               ANNUAL MEETING: the annual meeting of the Corporation's stockholders.

               BOARD: the Corporation's Board of Directors.

               CODE: the Internal Revenue Code of 1986, as amended.

               COMMON STOCK: shares of the Corporation's common stock.

               CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                      a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                      b. there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the

        Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
        (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                      a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

                      b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                      c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger.

        EFFECTIVE DATE: October 27, 1994, the date on which the Plan was adopted by the Board.

        FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

                      a. If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                      b. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

                      a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                      b. more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

               1934 ACT: the Securities Exchange Act of 1934, as amended.

               OPTIONEE: any person to whom an option is granted under the Plan.

               PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

               TAKE-OVER PRICE: the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

    III.       ADMINISTRATION OF THE PLAN

               The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

     IV.       STOCK SUBJECT TO THE PLAN

               A. Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall initially be fixed at 100,000 shares.

               B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1996 calendar year, by an additional 25,000 shares (taking into account all stock splits as of November 5, 1997).

               C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Article VII and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grant under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

               D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase automatically each calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing non-employee Board member under the Plan, and (iv) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. The adjustments to the outstanding options shall be made by the Board in a manner which shall preclude the enlargement or dilution of rights and benefits under such options and shall be final, binding and conclusive.

      V.       ELIGIBILITY

               A. Eligible Optionees. The individuals eligible to receive automatic option grants pursuant to the provisions of this Plan shall be limited to (i) those individuals serving as non-employee Board members on the Effective Date who have indicated their intention to stand for re-election to the Board at the 1995 Annual Meeting and who have not otherwise previously received a stock option grant from the Corporation, (ii) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who are re-elected as non-employee Board members at one or more Annual Meetings held after the Effective Date. A non-employee Board member shall not be eligible to receive the initial automatic option grant under clause (i) or clause (ii) if such individual has previously been in the employ of the Corporation (or any parent or subsidiary). However, a non-employee Board member shall be eligible to receive one or more clause (iii) option grants, whether or not he or she has previously been in the employ of the Corporation (or any parent or subsidiary). Each non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria is hereby designated an Eligible Director.

               B. Limitation. Except for the grants to be made pursuant to this Plan, non-employee Board members shall not be eligible to receive any stock options, stock appreciation rights, direct stock issuances or other stock awards under this Plan or any other stock plan of the Corporation or any parent or subsidiary.

     VI.       TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

               A. Grant Date. Option grants shall be made on the dates specified below:

               - Each individual serving as an Eligible Director on the Effective Date who has indicated his or her intention to stand for re-election to the Board at the 1995 Annual Meeting and who has not otherwise previously received a stock option grant from the Corporation year shall automatically be granted at that time a non-statutory stock option to purchase 20,000 shares of Common Stock.

               - Initial Grants. Each individual who first becomes an Eligible Director after the Effective Date, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 20,000 shares of Common Stock.

               - Annual Grants. On the date of each Annual Meeting each Eligible Director who is re-elected to the Board at that Annual Meeting shall automatically be granted a non-statutory option to purchase an additional 10,000 shares of Common Stock (an "annual option grant"). On the date on which an individual first becomes an Eligible Director by election or appointment by the Board, such Eligible Director shall automatically be granted, at the time of such appointment, a non-statutory option to purchase 10,000 shares of Common Stock, reduced, in the case of Eligible Directors appointed to the Board, by one twelfth for each whole month that has elapsed since the most recent Annual Meeting (also an "annual option grant"). There shall be no limit on the number of annual option grants any one Eligible Director may receive over his or her period of continued Board service.

               - Committee Service Grants. Each Eligible Director who serves on the Audit Committee, Compensation (or comparable) Committee or other eligible committee as determined by the Board (each such committee a "grant-eligible committee") shall automatically be granted a non-statutory option to purchase 5,000 shares of Common Stock for service on such a grant-eligible committee (a "committee-service option grant"). Such grants shall be awarded on the date of each Annual Meeting to Eligible Directors serving on such committees as of such date and re-elected to the Board at such Annual Meeting, and otherwise upon appointment to a grant-eligible committee. The number of option shares granted to Eligible Directors who are appointed to a grant-eligible committee between Annual Meetings shall be reduced by one twelfth for each whole month that has elapsed from the Annual Meeting until the date of appointment, except with respect to Eligible Directors who are first elected to the Board at the Annual Meeting and elected to serve on a grant-eligible committee at the first meeting of the Board following the Annual Meeting. There shall be no limit on the number of such annual 5,000-share committee-service option grants any one Eligible Director may receive over his or her period of continued Board service, except that no Eligible Director shall receive more than two committee service grants in any year (with such year being measured from one annual meeting to the next).

               B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

               C.     Payment.

               The exercise price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below:

                      (i) full payment in cash or check made payable to the Corporation's order; or

                      (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                      (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

                          (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) shall concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               For purposes of this Section VI.C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the Optionee must also execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are at the time subject to the Corporation's repurchase right.

               D. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. Any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below.

               - The initial automatic grant for 20,000 shares made to each Eligible Director shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal installments as such individual continues in Board service through the date immediately preceding each of the first four (4) Annual Meetings following the grant date of that option.

               - Each annual option grant made to an Eligible Director (and each prorated grant issued pursuant to the third paragraph of Section VI.A.) shall vest in full, and the Corporation's repurchase right shall lapse in its entirety, on the date immediately prior to the Annual Meeting following the grant date of that option, provided the Optionee continues in Board service through that vesting date.

               - Each committee-service option grant made to an Eligible Director shall vest in full, and the Corporation's repurchase right shall lapse in its entirety, on the date immediately prior to the Annual Meeting following the grant date of that option, provided the Optionee continues in Board service and remains a member of the committee with respect to which the grant was awarded through that vesting date.

               Vesting of the option shares shall be subject to acceleration as provided in Section VI.G and Article VII. In no event, however, shall any additional option shares vest after the Optionee's cessation of Board service.

               E. Option Term. Each automatic grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.

               F. Non-Transferability. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death.

               G.     Effect of Termination of Board Service.

                      1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more option grants issued under the Plan, then such individual shall have a six
(6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

                      2. Should the Optionee die within six (6) months after cessation of Board service, then any option grant issued under the Plan held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

                      3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then any option grant issued under the Plan held by the Optionee at the time of his or her death or Permanent Disability may subsequently be exercised for any or all of the option shares in which the Optionee is vested at that time plus an additional number of option shares equal to the number of option shares (if any) in which the Optionee would have vested had he or she continued in Board service until the next Annual Meeting. The Optionee (or the personal representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have the right to exercise the option for such number of option shares at any time prior to the expiration of the twelve (12)-month period measured from the date of the Optionee's death or Permanent Disability.

                      4. In no event shall any option grant under this Plan remain exercisable after the expiration date of the maximum ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the maximum ten (10)-year option term, the grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.

               H. Stockholder Rights. The holder of an option grant issued under the Plan shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

               I. Remaining Terms. The remaining terms and conditions of each option grant issued under the Plan shall be as set forth in the form Stock Option Agreement attached as Exhibit A.

    VII.       SPECIAL ACCELERATION EVENTS

               A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option issued under the Plan but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each option grant issued under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

               B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option issued under the Plan but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the cash-out of the option in accordance with Section VII.C.

               C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option grant issued under the Plan held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

               D. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent option grant under this Plan.

               E. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

   VIII.       AMENDMENT OF THE PLAN AND AWARDS

               The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) the Plan, together with the option grants outstanding under the Plan, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations, and (ii) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected Optionees consent to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan or the number of shares issuable per newly-elected or continuing Eligible Director, except for permissible adjustments under Section IV.B., (ii) materially modify the eligibility requirements for participation in the Plan or (iii) materially increase the benefits accruing to participants in the Plan.

     IX.       EFFECTIVE DATE AND TERM OF PLAN

               A. The Plan became effective immediately upon adoption by the Board on the Effective Date, and one or more automatic option grants may be made under the Plan at any time on or after such Effective Date. However, no options granted under the Plan shall become exercisable in whole or in part prior to approval of the Plan by the Corporation's stockholders at the 1995 Annual Meeting. If such approval is not obtained, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further option grants shall be made under the Plan.

               B. The Plan shall terminate upon the earlier of (i) October 26, 2004 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or canceled pursuant to the exercise or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing those option grants or stock issuances.

      X.       USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

     XI.       REGULATORY APPROVALS

               A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

               B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

    XII.       NO IMPAIRMENT OF RIGHTS

               Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

   XIII.       MISCELLANEOUS PROVISIONS

               A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

               B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

               C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.